Exhibit No. 99.1



                   CERTIFICATION PURSUANT TO
                    18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the filing of American Asset Management Corporation (the "Company") Annual Report on Form 10-KSB for the Period ending December 31, 2002 with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard G. Gagliardi, the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     (1)  The Report fully complies with the requirements of
          section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                 _s/Richard G. Gagliardi__
                                 By: Richard G. Gagliardi
                                 Chief Executive and Financial Officer

Date:  April 9, 2003